UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2023

LOOP MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, PMB 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As described under Proposal 3 of Item 5.07 of this Current Report, on August 15, 2023, the stockholders of Loop Media, Inc. (the “Company”) voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to approve an amendment (the “Amendment”) to the Company’s Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of shares of common stock, par value of $0.0001 per share (“Common Stock”), authorized for issuance thereunder from 105,555,556 shares to 150,000,000 shares.

On August  15, 2023, the Company filed the Amendment with the Secretary of State of the State of Nevada and such amendment became effective immediately. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 15, 2023, the Company held the Annual Meeting. The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) the ratification of the appointment of the Company’s independent registered public accounting firm, (iii) the approval of an amendment to the Articles of Incorporation to increase the number of shares of Common Stock available for issuance thereunder from 105,555,556 shares to 150,000,000 shares (“Proposal 3”), (iv) the approval of the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient, (v) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers, and (vi) the approval, on an advisory basis, with respect to how often the Company will conduct an advisory vote on executive compensation.

The voting results for each item of business voted upon at the Annual Meeting were as follows:

1.	The votes cast with respect to the proposal to elect Bruce A. Cassidy, Jon M. Niermann, Denise M. Penz, Sonya Zilka and David Saint-Fleur as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Bruce A. Cassidy	27,366,244	388,171	15,465,453
Jon M. Niermann	27,734,570	19,845	15,465,453
Denise M. Penz	27,323,897	430,518	15,465,453
Sonya Zilka	27,419,459	334,956	15,465,453
David Saint-Fleur	27,525,710	228,705	15,465,453

The stockholders elected each nominee as a director of the Company.

2.	The votes cast with respect to the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2023 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,092,989	3,107,792	19,087	N/A

The stockholders approved the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

3.	The votes cast with respect to the proposal to approve an amendment to the Articles of Incorporation to increase the number of shares of Common Stock available for issuance thereunder from 105,555,556 shares to 150,000,000 shares were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,821,799	4,379,522	18,547	N/A

The stockholders approved the proposal to approve the amendment to the Articles of Incorporation.

4.	The votes cast with respect to the proposal to approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,733,447	4,466,909	19,512	N/A

The stockholders approved the proposal to approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient.

5.	The votes cast with respect to the proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,804,120	5,926,207	24,088	15,465,453

The stockholders approved the proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers.

6.	The votes cast with respect to whether an advisory vote on executive compensation should be held every one, two or three years were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
25,883,401	6,940	1,856,340	7,734	15,465,453

The stockholders voted in favor of the “ONE YEAR” option as the recommended frequency of future advisory votes on executive compensation. The Company’s board of directors (the “Board”) has considered the outcome of this advisory vote on how often the Company will conduct an advisory vote on executive compensation and has determined, as was recommended with respect to this proposal by the Board in the proxy statement for the Annual Meeting, that the Company will conduct future advisory votes on executive compensation every year until the occurrence of the next vote on how often the Company will conduct an advisory vote on executive compensation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Articles of Incorporation of Loop Media, Inc., dated August 15, 2023.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP MEDIA, INC.

Dated: August 16, 2023	By:	/s/ Jon Niermann
	Name:	Jon Niermann
	Title:	Chief Executive Officer